                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

Helmerich & Payne, Inc.

Subsidiaries of Helmerich & Payne, Inc.

         Helmerich & Payne Properties, Inc. (Incorporated in Oklahoma)
         Utica Square Shopping Center, Inc. (Incorporated in Oklahoma)
         The Hardware Store of Utica Square, Inc. (Incorporated in Oklahoma) The Space Center, Inc. (Incorporated in Oklahoma)
         H&P DISC, Inc. (Incorporated in Oklahoma)
         Helmerich & Payne Coal Co. (Incorporated in Oklahoma)
         Helmerich & Payne Energy Services, Inc. (Incorporated in Oklahoma) Helmerich & Payne International Drilling Co. (Incorporated in
                  Delaware)

         Subsidiaries of Utica Square Shopping Center, Inc.

                  Fishercorp, Inc. (Incorporated in Oklahoma)

         Subsidiaries of Helmerich & Payne International Drilling Co.

                  Helmerich & Payne (Africa) Drilling Co. (Incorporated
                           in Cayman Islands, British West Indies)
                  Helmerich & Payne Drilling (Bolivia) S.A.
                            (Incorporated in Bolivia)
                  Helmerich & Payne (Colombia) Drilling Co. (Incorporated
                           in Oklahoma)
                  Helmerich & Payne (Gabon) Drilling Co. (Incorporated in
                           Cayman Islands, British West Indies)
                  Helmerich & Payne (Argentina) Drilling Co. (Incorporated
                           in Oklahoma)
                  Helmerich & Payne (Peru) Drilling Co. (Incorporated in
                           Oklahoma)
                  Helmerich & Payne (Peru) Drilling Co., Sucursal del Peru,
                           Lima (Lima Branch - Incorporated in Peru)
                  Helmerich & Payne (Peru) Drilling Co., Sucursal del Peru
                           (Iquitos Branch - Incorporated in Peru)
                  Helmerich & Payne (Australia) Drilling Co. (Incorporated
                           in Oklahoma)
                  Helmerich & Payne del Ecuador, Inc. (Incorporated in
                           Oklahoma)
                  Helmerich & Payne de Venezuela, C.A. (Incorporated in
                           Venezuela)
                  Helmerich & Payne, C.A. (Incorporated in Venezuela) Helmerich & Payne Rasco, Inc. (Incorporated in Oklahoma)
                  H&P Finco (Incorporated in Cayman Islands, British
                           West Indies)
                  H&P Invest Ltd. (Incorporated in Cayman Islands), British
                           West Indies, doing business as H&P (Yemen) Drilling
                             Co.

                  Subsidiary of H&P Invest Ltd.

                           Turrum Pty. Ltd. (Incorporated in Papua, New Guinea)